UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
July 26, 2004

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda	0-2253	Not Applicable
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda
(Address of Principal Executive Offices)

HM 08
(Zip Code)

(441) 292-0888
(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.” On July 26, 2004, PartnerRe Ltd. issued a press release reporting its 2004 second quarter results. A copy of the press release is attached hereto as Exhibit 1 and is hereby incorporated by reference.

     In addition, attached hereto as Exhibit 2 are (i) PartnerRe’s development of loss and loss expense reserves (excluding the impact of foreign currency exchange) for the calendar years 1994 through 2003 and (ii) revised segment information for the quarterly periods in 2002 and 2003, as well as the six months ended June 30, 2002 and 2003, the nine months ended September 30, 2002 and 2003 and the twelve months ended December 31, 2002 and 2003.   The revised segment information is being presented in order to report the Company’s alternative risk transfer (ART) segment separately.

     Exhibit 1. Text of Press Release of PartnerRe Ltd., dated July 26, 2004.

     Exhibit 2.   PartnerRe Ltd. Development of Loss and Loss Expense Reserves Excluding Impact of Foreign Exchange, and Supplementary Information for 2003 and 2002 by Segment.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PartnerRe Ltd.
(Registrant)

By:	/s/ Amanda Sodergren

	Name:	Amanda Sodergren
	Title:	Associate General Counsel

Date: July 27, 2004

INDEX TO EXHIBITS

Exhibit No.	Description

1	Text of Press Release of PartnerRe Ltd., dated July 26, 2004.

2	PartnerRe Ltd. Development of Loss and Loss Expense Reserves Excluding Impact of Foreign Exchange, and Supplementary Information for 2003 and 2002 by Segment.